Rule 497(k)(1)(i)




                                             FUND PROFILE


                                             DEVCAP SHARED RETURN FUND
                                             a portfolio of DEVCAP TRUST











                                     DEVCAP
                              DEVELOPMENT CAPITAL1/

                        Globally Responsible Investments









    The approximate date of the Profile's first use will be October 2, 1998.

                     Shares of the Fund are distributed by:
     CBIS Financial Services, Inc., 915 Harger Rd., Oakbrook, IL 60521-1476

--------

1/ The Fund Profile contains key information about the Fund. If you would like more information before you invest, please consult the Fund's prospectus. For details about the Fund's holdings or recent investment strategies, please review the Fund's most recent annual or semi-annual report. The prospectus and reports may be obtained at no cost by calling 1-800-371-2655.

                                                       DEVCAP SHARED RETURN FUND



                            A HAND - UP, NOT HANDOUT

         We invite you to invest in the DEVCAP Shared Return Fund, a socially responsible no-load mutual fund designed to achieve solid investment returns and provide small business assistance to the working poor of developing nations.

         The DEVCAP Shared Return Fund is the first socially screened fund that gives you the chance to help people of developing nations work toward self-sufficiency. Each year, you have the opportunity to contribute ten percent or more of your return as a tax deductible* donation to the microenterprise development programs of DEVCAP's partners, Catholic Relief Services and Seed Capital Development Fund.

         These programs champion entrepreneurship and job creation, giving people the tools they need to improve their own economic well being--a hand-up, not a handout.


                                PERSONAL RETURNS

         When you invest in the DEVCAP Shared Return Fund, your assets are placed in a leading socially-screened portfolio based on the widely respected Domini Social Index(sm). The index consists of the stocks of approximately 400 U.S. companies chosen for their corporate and social responsibility as well as their financial performance.

         The Domini Social Index includes companies with proven positive records in:

         o   Safe and Useful Products

         o   Employee Relations

         o   Corporate Citizenship

         o   The Environment

         The index excludes companies involved in the sale of military weapons, the manufacture of tobacco products or alcoholic beverages, gambling operations and nuclear power industries.

         *DEVCAP is a nonprofit, tax-exempt organization. Investors should consult with their tax advisors for advice on their individual tax status.

                                GLOBAL DIVIDENDS

         The returns you share through the DEVCAP Shared Return Fund provide opportunities in the developing world through economic empowerment.

                                                       DEVCAP SHARED RETURN FUND




         The majority of the world's people earn their living as family farmers, artisans and tradespeople. These small-scale producers--or microentrepreneurs--have not had access to the tools and resources necessary to build their modest businesses and raise their standard of living.

         By  providing  small  loans  and  business  training,   microenterprise
development programs transform the lives of impoverished people and their communities.

         These programs provide thousands of microentrepreneurs in Africa, Asia, and Latin America with the tools they need to build their own businesses and attain self-sufficiency.

                                 DEVCAP MEMBERS

Catholic Relief Services

         Headquartered in Baltimore, Maryland, Catholic Relief Services ("CRS") has served the poor and disadvantaged since 1943. CRS assists the poor on the basis of need, not creed, race or nationality. For over 35 years, CRS has worked through local partner organizations to implement credit and savings programs for the poor. CRS has Poverty Lending Programs in 23 countries, providing financial services to over 135,000 clients through 146 local partners.

Seed Capital Development Fund

         Seed Capital Development Fund ("SCDF"), in Washington, D.C., focuses on the needs of microentrepreneurs as their businesses expand beyond traditional micro-lending programs. Working with the French development organization, Societe d'Investissement et de Developpement International, SCDF graduates microentrepreneurs into the formal economy. Over 22,000 small businesses in 12 countries have benefited from these programs.

         Ayda Wiilaane lives in a rural area outside of Nganda in Senegal, West Africa, with her husband and their five children. Before joining the CRS sponsored village bank in late 1996, Madame Wiilaane relied on her husband to support their family, which wasn't always enough to cover their needs.

         Mme. Wiilaane took out her first loan of $40 to purchase fruits and vegetables locally for resale at the markets in Nganda. She repaid the loan within three months and, for the first time, she had savings of her own.

         Mme. Wiilaane used her second loan of $57 to diversify her business by adding peanuts to her inventory. This increased her profit so that she was able to repay her loan, increase her savings, and take a third loan of $97 to include millet to her assortment of goods.

         Her husband is very proud of her success and is happy that she is bringing additional money into the household. "Before the village bank, I had to rely on my husband for all of our expenses. Now my children can go to school and I still have enough money for savings and to reinvest in my business. I feel much more independent."

                                                       DEVCAP SHARED RETURN FUND



                            DEVCAP Shared Return Fund

         1. What is the Fund's Goal?

The DEVCAP Shared Return Fund (the "Fund") has two primary objectives:

         (i) to achieve long-term total return which corresponds to the total return performance of the Domini Social Index ("DSI");

         (ii) to enable shareholders to donate a portion of their total annual returns to finance microenterprise programs.

         2. What is the Fund's Investment Strategy?

         The Fund  invests  all of its  investable  assets in the Domini  Social
Equity Portfolio (the "Portfolio"). The Portfolio attempts to parallel the investment performance of the DSI, a composite of 400 companies which meet certain social and financial criteria. The Investment Manager uses a passive investment approach, making changes to the security holdings only to track the composition of securities in the DSI.

         3. What are the Risks of Investing in the Fund?

         Movements of the stock market will affect the Fund's performance. The value of your investment may decline as a result of declines in the overall stock market. Stock prices may fluctuate significantly in response to changes in the general economic conditions or the activities of individual companies.

         4. Is the Fund appropriate for me?

         This Fund may be suitable for investors who:

         o        Are looking for long-term capital growth

         o        Plan to hold their investments for several years

         o Can tolerate the stock market's ups and downs and fluctuations in share price

         o        Wish to support entrepreneurs in poor countries overseas

         5. What are the Fund's Fees and Expenses?

         Shareholder Transaction Expenses--Charges to buy, sell, or hold shares of a fund.

                                                       DEVCAP SHARED RETURN FUND



         o         Sales Charge on Purchases & Reinvested Distributions:  None

         o         Redemption Fee:  None

         Annual Fund Operating Expenses--These costs are paid out of the Fund's assets. These expenses are factored into the Fund's share price and are not charged directly to shareholder accounts.

        o         Advisory and Management Fees:      0.15%
        o         12b-1 fees:                        0.25%
        o         Other Expenses:                    1.35%
        TOTAL OPERATING EXPENSES:                    1.75%

         Example: A shareholder of the Fund would pay the following expenses on a $1,000 investment in the Fund, assuming (1) 5% annual return & (2) redemption at the end of:

         1 year - $18   3 years - $55   5 years - $95   10 years - $206

         Actual Fund expenses and returns vary from year to year. This example should not be considered a representation of past or expected costs or returns.

         6. How has the Fund Performed in the Past?

============================BEGINNING OF BAR CHART==============================

                      DEVCAP Shared Return Fund vs. S&P 500

A bar chart appears here that compares the annual performance of the Fund (and prior to commencement of investment operations, the Portfolio) from 1992 through 1997 to the S&P 500.

================================END OF BAR CHART================================

         Past performance does not guarantee future results. The Fund, which commenced operation on October 16, 1995, invests all of its assets in a separate registered investment company which has the same investment objective as the Fund. Consistent with regulatory guidance, performance for the period prior to the Fund's inception reflects performance of the Portfolio adjusted to reflect the deduction of the charges and expenses of the Fund.

         The Standard & Poor's 500 Composite Stock Price Index is a diversified group of 500 securities used to measure U.S. stock market performance. An index is unmanaged; you cannot invest in an index.

                                                       DEVCAP SHARED RETURN FUND



         The Portfolio is neither affiliated with nor sponsored by Standard & Poor's Corporation.

         7.  Who is the Fund's Investment Manager?

         Domini Social Investments, LLC is the Fund's investment manager and Mellon Equity is the investment submanager.

         8.  How Do I Purchase Shares?

         You may purchase shares by completing the enclosed application. The minimum initial investment is $1,000. For IRA's, the minimum is $250. The minimum additional investment is $25.

         9. How Can I Redeem Shares?

         You may redeem shares on any business day, at the then current net asset value, by written request, telephone or wire transfer. There is no penalty or service charge.

         10. How Are Distributions and Charitable Contributions Made?

         The Fund distributes substantially all of its net income and capital gains, if any, to shareholders in December of each year. Distributions are reinvested each year automatically in additional shares unless you elect another option.

         Your charitable contribution to the microenterprise programs of DEVCAP's member organizations is equal to a percentage (10%, 25%, 50%, 75%, or 100%) of the annual net change in the value of your account adjusted for purchases, redemptions, and distributions. The contribution is effected on or about the fifth business day prior to the last business day of December. Donations are generally tax-deductible.

         11. What Other Services Are Available?

         As a DEVCAP Shared Return Fund investor, you will receive:

         o         Professional Customer Service
         o         Periodic Statements and Reports
         o         Automatic Investment Plan
         o         Access to Fund Price 24 hours a day by telephone/internet
         o         DEVCAP's quarterly newsletter, Global Dividends

                                 BACK OF PROFILE


                                                         -----------------------
                                                               NON-PROFIT
          DEVCAP                                              ORGANIZATION
         DEVELOPMENT CAPITAL                                U.S. POSTAGE PAID
                                                              BALTIMORE, MD
                                                             PERMIT NO. 1670
                                                         -----------------------


Globally Responsible Investments

209 W. Fayette Street
Baltimore, MD 21201-3443 USA